UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2006

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin		54755
(Address of principal executive offices)		(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Stock Option Award and Agreement.  On January 25, 2006, Marten Transport, Ltd.’s Board of Directors granted a non-statutory stock option under Marten’s 2005 Stock Incentive Plan to James J. Hinnendael to purchase 50,000 shares of Marten’s common stock at an exercise price of $21.94 in connection with his recent appointment as Marten’s chief financial officer.  The option vests, on a cumulative basis, in five installments of 20% on each of the first five anniversaries of the option grant date, has a term of ten years and is subject to the terms of the 2005 Stock Incentive Plan. On January 25, 2006, the Compensation Committee of the Board of Directors of Marten Transport, Ltd. also approved the form of non-statutory stock option agreement for Marten’s 2005 Stock Incentive Plan.  The form of non-statutory stock option agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Fiscal 2005 Incentive Compensation Plan Bonuses.  Marten’s 2005 Incentive Compensation Plan for executive officers provides for target bonuses of 50% of annual base salary if Marten exceeds targeted earnings per share, or EPS.  If Marten’s performance was no more than 1% above its targeted EPS, each officer would receive a bonus of 5% of annual base salary and if Marten’s performance was 110% or more of targeted EPS, each officer would receive a bonus of 50% of annual base salary.  Bonuses are prorated for performance falling between these achievement percentages.  Marten did not achieve its targeted EPS in 2005, but in recognition of Marten’s significant improvement in EPS from 2004 to 2005, the Compensation Committee in its discretion granted a bonus to Marten’s executive officers equal to 50% of the target amount under the 2005 Incentive Compensation Plan. Accordingly, each executive officer earned a bonus equal to 25% of his or her 2005 base salary, as set forth below:

Name	Title	2005 Bonus
Randolph L. Marten	Chairman of the Board, President and Chief Executive Officer	$96,683
Darrell D. Rubel	Former Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	$48,000
Robert G. Smith	Chief Operating Officer	$50,009
Timothy P. Nash	Executive Vice President of Sales and Marketing	$50,009
Franklin J. Foster	Vice President of Finance	$39,476
Susan M. Baier	Vice President of Information Systems	$38,160
Donald J. Hinson	Vice President of Operations	$39,476
James J. Hinnendael*	Chief Financial Officer	$8,776

* Mr. Hinnendael was not an executive officer in 2005.  He earned a bonus equal to 7.5% of his 2005 base salary.

Item 9.01. Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Not Applicable.

(b)         Pro Forma Financial Information.

Not Applicable.

(c)          Exhibits.

Exhibit No.	Description

10.1	Form of Non-Statutory Stock Option Agreement for 2005 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: January 31, 2006	By	/s/ Franklin J. Foster
Franklin J. Foster
Its: Vice President of Finance

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Non-Statutory Stock Option Agreement for 2005 Stock Incentive Plan (included herewith).